Exhibit 10.50

NOTE EXTENSION AGREEMENT

This Note Extension Agreement (“Agreement”) is entered into this 19th day of August, 2008, by Dr. Tattoff, Inc. (the “Company”), a Florida corporation, and Alex Tringas (the “Noteholder”).

BACKGROUND

WHEREAS, DRTATTOFF, LLC (“Dr. Tattoff”) had previously issued to the Noteholder a convertible promissory note in the principal amount of $150,000, a copy of which is attached hereto as Annex A (the “Note”);

WHEREAS, the Note matured on January 16, 2008 in accordance with the terms of the Note;

WHEREAS, the Company assumed the obligations of Dr. Tattoff under the Note in connection with the merger, whereby Dr. Tattoff merged with and into the Company on February 11, 2008;

WHEREAS, on July 28, 2008, the Company made a payment of $25,000 to Noteholder towards the outstanding balance owed on the Note; and

WHEREAS, the Company has requested, and the Noteholder has agreed, to extend the maturity date of the Note and to waive any and all past defaults.

NOW, THEREFORE, in consideration of the foregoing, of the mutual agreements hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree follows:

1. The parties agree that the Recitals set forth above are true and correct and are incorporated into this Agreement by reference.

2. The Noteholder hereby waives any and all past defaults, late charges (including default interest rates) and penalties under the Note, if any, in their entirety.

3. The Company hereby agrees to make the following payments toward the outstanding balance on the Note:

a. $46,000 on or before August 20, 2008;

b. $79,000 on or before August 26, 2008; and

c. Accrued interest of $16,500 on or before October 31, 2008.

4. The Noteholder hereby agrees that the maturity date (“Maturity Date”) of the Note is hereby extended to October 31, 2008. Except as provided herein, all other terms of the Note are ratified and confirmed.

5. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

6. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which, taken together, shall constitute the same instrument.

7.  This Agreement may be executed by facsimile signature and that such facsimile signature shall have the same effect as original signatures.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Dr. Tattoff, Inc.

By: /s/ John Keefe
Name: John Keefe
Title: Chief Executive Officer

ACCEPTED AND APPROVED:

/s/ Alex Tringas
Alex Tringas

3

Annex A

CONVERTIBLE PROMISSORY NOTE

1